Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies

NOTE 1—SIGNIFICANT ACCOUNTING POLICIES:

a.	General:

(i)	Nature of operations

Orbotech Ltd. (the "Company" or "Orbotech") is an Israeli corporation, which, together with its subsidiaries and one joint venture, is principally engaged in the design, development, manufacture, marketing and service of yield-enhancing and production solutions for the electronics industry. The Company's products include automated optical inspection ("AOI"), automated optical repair ("AOR"), imaging and production systems used in the manufacture of printed circuit boards ("PCB"s) and other electronic components and AOI, test and repair systems used in the manufacture of flat panel displays ("FPD"s). The Company also markets computer-aided manufacturing ("CAM") and engineering solutions for PCB production.

In addition, through Orbograph Ltd. ("Orbograph"), the Company develops and markets character recognition solutions to banks, financial and other payment processing institutions; and, through Orbotech LT Solar, LLC ("OLTS"), is engaged in the research, development and marketing of products for the deposition of anti-reflective coating on crystalline silicon photovoltaic wafers for solar energy panels.

The Company is continuing to develop technologies for use in other applications both within and outside the electronics industry. The Company derives a significant portion of its revenues from the service and support of its substantial installed base of products.

For information as to the Company's reportable segments, principal geographical markets and major customers, see note 13.

(ii)	Accounting principles

The consolidated financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") in the United States of America, except for the use of the proportionate method of consolidation for its joint venture, as discussed in b. below.

(iii)	Functional currency

The currency of the primary economic environment in which the operations of the Company and virtually all of its subsidiaries and joint venture are conducted is the United States dollar (the "Dollar").

Virtually all product revenues of the Company and its subsidiaries and joint venture are derived outside Israel in non-Israeli currencies, mainly the Dollar. Most purchases of materials and components are made in Dollars or in Israeli currency under contracts linked to the Dollar. Thus, the functional currency of the Company and virtually all of its subsidiaries and joint venture is the Dollar.

Monetary accounts maintained in currencies other than the Dollar are re-measured using the representative foreign exchange rate at the balance sheet date. Operational accounts and non-monetary balance sheet accounts are measured and recorded at the rate in effect at the date of the transaction. The effects of foreign currency re-measurement are recorded in financial expenses—net, as appropriate.

(iv)	Use of estimates in the preparation of financial statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates. As applicable to these financial statements, the most significant estimates and assumptions relate to revenue recognition, inventories, goodwill, intangible assets, property, plant and equipment, deferred tax assets, provision for uncertain tax position, provision for doubtful accounts and employee compensation in connection with equity awards.

b.	Principles of consolidation

These financial statements include the accounts of the Company and its subsidiaries.

In addition, the Company accounts for the 50%-owned joint venture, Frontline P.C.B. Solutions Limited Partnership ("Frontline"), using the proportionate method of consolidation as is required under Israeli GAAP. U.S. GAAP requires that such joint venture be accounted for using the equity method of accounting, which is distinct from the proportionate method of consolidation. The United States Securities and Exchange Commission (the "SEC") has advised the Company that it will not object to the Company's use of the proportionate method of consolidation, provided that the joint venture is an operating entity, the significant financial and operating policies of which are, by contractual arrangement, jointly controlled by all parties having an equity interest in the entity, and provided further that summarized financial data relating to the joint venture are provided. These data are presented in note 2a.

These subsidiaries and joint venture are collectively referred to in these financial statements as 'subsidiaries'.

Intercompany balances and transactions have been eliminated in consolidation. Profits from intercompany sales not yet realized outside of the Company and its subsidiaries have also been eliminated.

Orbotech's holding in OLTS, is currently approximately 73.4% on a fully diluted basis and is expected to increase up to approximately 76.1%, upon the non-controlling parties exercising their yearly put options in 2012.

A portion of OLTS's equity interest is held by the two developers of certain of OLTS's technology. The Company has granted each of these two developers a put option to sell a portion of his holdings in OLTS to the Company. There is a limit on the number of equity interest units that these two developers may require the Company to purchase, upon exercise of this put option, during any twelve month period. These put options will expire on December 31, 2014. The purchase price to be paid by the Company upon the exercise of each put option will be based initially on the Company's valuation of OLTS used in the framework of equity investments in OLTS prior to exercise of the put option. Upon the achievement of a certain financial milestone by OLTS, the purchase price shall be equal to the fair market value of the equity interest being sold, as determined by an external appraiser. During 2011, these put options were exercised by the two developers and the Company purchased a portion of their equity interests in OLTS for approximately $0.7 million in cash, recorded as research and development expenses. In addition to the put options referred to above, each of the two developers was granted an additional put option to sell his holdings in OLTS to, at the Company's election, the Company and/or OLTS. These additional put options shall become exercisable starting in 2015, subject to their continued employment and the achievement of a certain financial milestone by OLTS in the fiscal year immediately preceding the year in which the put option is exercised. The purchase price to be paid by the Company upon the exercise of this put option shall be equal to the fair market value of the equity interest being sold, as determined by an external appraiser. There is a limit on the number of equity interest units that the two developers may require the Company to purchase, upon exercise of these put options, each year. Both put options shall expire upon the earlier of an initial public offering, merger and acquisition transaction or a third party investment in OLTS that results in such third party holding at least 5% of OLTS's equity interest.

c.	Cash and cash equivalents

The Company considers all highly liquid investments including cash and short-term bank deposits that are not restricted as to withdrawal or use and the period to maturity of which does not exceed three months at the time of investment, to be cash equivalents.

d.	Short term bank deposits

Bank deposits with maturities of more than three months but less than one year are included in short-term deposits. Such short-term deposits are in Dollars and bear interest at an average annual rate of 1.44%.

e.	Concentration of credit risks and allowance for doubtful accounts

As of December 31, 2011 and 2010, most of the Company's cash and cash equivalents were deposited with major Israeli, European, United States and Far Eastern banks. The Company is of the opinion that the credit risk in respect of these balances is not material.

The Company performs ongoing credit evaluations of its customers for the purpose of determining the appropriate allowance for doubtful accounts. In respect of sales to customers in certain economies, the Company may require letters of credit from banks.

The allowance for doubtful accounts is determined for specific debts doubtful of collection.

The Company routinely receives letters of credit or promissory notes in connection with the sale of products in the Far East and Japan. From time to time, the Company sells some of these letters of credit and promissory notes to third parties at a discount in return for cash. The resulting costs related to the letters of credit and promissory notes are charged to 'financial expenses—net', as incurred. During the years ended December 31, 2011, 2010 and 2009, the Company sold face amounts of $79.0 million, $52.0 million and $65.0 million, respectively, of these letters of credit and promissory notes.

f.	Inventories

Inventories are valued at the lower of cost or market. Cost is determined as follows: components, products in process and finished products—on the weighted average basis; and labor and overhead—on the basis of manufacturing costs.

Inventories are written-down for estimated excess and obsolescence, based on assumptions about future demand and market conditions.

g.	Marketable securities

Securities classified as available-for-sale are reported at fair value with unrealized gains and losses, net of related tax, recorded as a separate component of other comprehensive income in equity until realized. When securities are not exchangeable in an active market, fair value is determined using a valuation model. Unrealized losses that are considered to be other-than-temporary are charged to statement of operations as an impairment charge and are included in the consolidated statement of operations under financial expenses. Realized gains and losses on sales of the securities, as well as premium or discount amortization, are included in the consolidated statement of operations as financial income or expenses.

Effective January 1, 2009, the Company adopted an amendment to ASC 320, relating to a decline in the value of debt securities. Under the amended impairment model, an other-than-temporary impairment loss is deemed to exist and is recognized in earnings if the Company intends to sell or if it is more likely than not to be required to sell, a debt security, before recovery of its amortized cost basis. This adoption resulted in an increase of approximately $1.4 million in the Company's retained earnings and a corresponding decrease in accumulated other comprehensive income. During 2009, the Company also recorded $2.7 million as credit losses, mainly prior to the adoption of the above amended accounting guidance.

h.	Fair value measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the 'exit price') in an arms' length transaction between willing market participants at the measurement date. In determining fair value, the Company employs various valuation approaches, including market, income and/or cost approaches. The applicable financial accounting rules establish a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's estimation of the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is divided into three levels based on the reliability of inputs. See note 11c.

i.	Investment in associated companies

Investments in shares of an entity over which the Company has significant influence but owns less than a controlling voting interest (an "Associated Company"), are accounted for using the equity method. Significant influence is presumed to exist when the Company holds between 20%-50% of an Associated Company's voting instruments.

j.	Property, plant and equipment

These assets are stated at cost and are depreciated by the straight-line method over their estimated useful lives.

Annual rates of depreciation are as follows:

%
Machinery and equipment	10-20
(mainly 20)
Leasehold improvements	Over the term of the lease (mainly 10)
Building	3
Office furniture and equipment	6-15
computer equipment	20-33
Vehicles	15; 20

k.	Goodwill

Goodwill is not amortized, but rather tested for impairment annually or whenever events or circumstances present an indication of impairment by assessing the fair value of the Company's various reporting units.

Determining the fair value of a reporting unit requires the exercise of judgment on the part of management and involves the use of estimates and assumptions, including with respect to: (i) future revenues and operating margins used in order to calculate projected future cash flows; (ii) discount rates reflecting the relevant risks associated with companies comparable to the applicable reporting unit; (iii) competitive and economic environments; and (iv) appropriate industry comparables. There are a number of generally accepted methods used for valuing a business. These methods may be used alone or in combination with one another. The 'income method' uses forecasted cash flows as a basis to value the business. An aggregate present value is calculated for future cash flows using a separately computed discount rate. The 'market-based' method identifies business entities with publicly traded securities whose business and financial risks are comparable to those of the business being valued. The pricing multiple of the companies selected are used to derive the market value of the business under analysis.

The Company performs its annual impairment test of goodwill as of September 30 of each year. On September 30, 2011, 2010 and 2009 the Company determined the fair value of each of its reporting units, on each occasion using a combination of the market-based and income methods. The combination of these methods was determined by the Company to provide the most reliable indicators of value in circumstances where the value of the reporting unit is dependent more upon the ability to generate earnings than on the value of the assets used in the production process, as is the case with Orbotech. In applying these approaches at each of these times, the Company relied primarily upon application of the income method in order to value its reporting units and utilized the market-based method mainly as a comparative analysis to assess the reasonableness of the results yielded by the income method. Both approaches yielded similar results on each occasion.

Goodwill impairment testing is a two-step process. The first step involves comparing the fair value of a company's reporting units to their carrying amount. If the fair value of the reporting unit is determined to be greater than its carrying amount, there is no impairment. If the reporting unit's carrying amount is determined to be greater than the fair value, the second step must be completed to measure the amount of impairment, if any. Step two calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit from the fair value of the reporting unit as determined in step one. The implied fair value of the goodwill in this step is compared to the carrying value of goodwill. If the implied fair value of the goodwill is less than the carrying value of the goodwill, an impairment loss equivalent to the difference is recorded.

No impairment from continuing operations resulted from the annual goodwill impairment test conducted in September 2011, 2010 or 2009.

l.	Other intangible assets

Acquired intangible assets are presented at cost, net of accumulated amortization and impairments. These intangible assets consist primarily of intellectual property and customers relations and are being amortized over periods of up to twelve years, mostly seven.

m.	Impairment of long-lived assets

Long-lived assets, including definite life intangible assets, held and used by an entity are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets (or asset group) may not be recoverable. In the event that the sum of the expected future cash flows (undiscounted and without interest charges) of the long-lived assets (or asset group) is less than the carrying amount of such assets, an impairment charge would be recognized, and the assets (or asset group) would be written down to their estimated fair values.

n.	Recognition of revenue

The Company recognizes revenue from the sale of non-software products to end users upon delivery, provided that appropriate documentation of the arrangement, such as a signed contract, purchase order or letter of agreement, has been received by the Company, the fee or sale price is fixed or determinable and collectability is reasonably assured. The Company does not, in the normal course of business, provide a right of return to its customers. Installation and training are not essential to the product capabilities as they do not require specialized skills and can be performed by other vendors.

The Company's revenue arrangements contain multiple elements, as it grants its customers a warranty on products sold, which includes the provision of post-sale service and maintenance, usually for a period of six to twelve months. Upon meeting the revenue recognition criteria of the product, the Company records a portion of the sale price that relates to the fair value of the services and maintenance expected to be performed during the aforementioned period as deferred income, and recognizes it as service revenue ratably over such period. The cost to the Company of warranting that the product will perform according to certain specifications and that the Company will repair or replace the product if it ceases to work properly, is insignificant and is treated according to accounting guidance for contingencies. In addition, the Company defers the fair value of the installation and recognizes it upon installation.

On January 1, 2011, the Company adopted the Financial Accounting Standards Board (the "FASB") Update No. 2009-14: Certain Revenue Arrangements That Include Software Elements, which amended the accounting standards for multiple deliverable revenue arrangements on a prospective basis for applicable transactions originating or materially modified after January 1, 2011.

The new standard changed the requirements for establishing separate units of accounting in a multiple element arrangement and requires the allocation of arrangement consideration to each deliverable to be based on the relative selling price. Implementation of this new guidance had an insignificant impact on reported net revenue compared to net revenue under previous guidance, as the new guidance did not change the units of accounting within sales arrangements and the elimination of the residual method for the allocation of arrangement consideration had an inconsequential impact on the amount and timing of reported net sales.

When a sales arrangement contains multiple elements, such as product installation and warranty, the Company allocates revenue to each element based on a selling price hierarchy. The selling price for a deliverable is based on its vendor specific objective evidence ("VSOE"), if available, and otherwise is based on the estimated selling price ("ESP"). The Company generally utilizes the ESP due to the nature of its products.

The determination of ESP involves consideration of several factors based on the specific facts and circumstances of the arrangement. Specifically, the Company considers the cost to produce the deliverable, the anticipated margin on that deliverable, the selling price and profit margin for similar parts in different geographical regions, its ongoing pricing strategy and policies and other economic conditions and trends.

In the case of delivery of newly developed products, revenue is deferred until acceptance is received.

Service revenue in respect of the Company's products is recognized ratably over the contractual service period or in a fee for services arrangement, as services are performed.

The Company recognizes revenue from the sale of software to end users upon delivery, provided that appropriate documentation of the arrangement, such as a signed contract, purchase order or letter of agreement, has been received by the Company, the fee or sale price is fixed or determinable, and collectability is probable. When software is made available to customers electronically, it is deemed to have been delivered when the Company has provided the customer with the access codes necessary to enable immediate possession of the software. If collectability is not considered probable, revenue is recognized when the fee or sale price is collected. Maintenance revenues are comprised of revenue from support arrangements which include technical support and the right to unspecified upgrades on an if-and-when-available basis. Revenues from these services are deferred and recognized on a straight-line basis over the life of the related agreement, which is typically one year.

The Company recognizes revenues net of value added tax.

o.	Research and development

Research and development expenses, which consist mainly of labor costs, materials and subcontractors, are expensed as incurred. Pre-payments for goods or services that will be used or rendered for future research and development activities are deferred and amortized over the period that the goods are delivered or the related services are performed, subject to an assessment of recoverability. Government funding for development of approved projects is recognized as a reduction of expenses as the related cost is incurred. The Company is not required to pay royalties on sales of products developed using government funding.

p.	Shipping and handling costs

Shipping and handling costs are classified as a component of cost of sales.

q.	Income taxes

(i)	Deferred income taxes

Deferred income taxes are determined utilizing the asset and liability method based on the estimated future tax effects of temporary differences between the financial accounting and tax bases of assets and liabilities and on the tax rates anticipated to be in effect when the deferred taxes are expected to be paid or realized. Valuation allowance is included in respect of deferred tax assets when it is considered more likely than not that such assets will not be realized.

The Company may incur additional tax liability in the event of intercompany dividend distributions by some of its subsidiaries. Such additional tax liability in respect of these non-Israeli subsidiaries has not been provided for in these financial statements as it is the Company's policy permanently to reinvest the subsidiaries' earnings and to consider distributing dividends only when this can be facilitated in connection with a specific tax or other opportunity that may arise.

Tax liabilities which would apply in the event of disposal of investments in non-Israeli subsidiaries have not been taken into account in computing the deferred taxes, as it is the Company's intention to hold, and not to realize, these investments.

Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting or, if not related to an asset or liability for financial reporting, according to the expected reversal dates of the specific temporary differences.

(ii)	Uncertainty in income taxes

The Company follows a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate resolution. The Company's policy is to include interest and penalties related to unrecognized tax benefits within income tax expense. Such liabilities are classified as long-term, unless the liability is expected to be resolved within twelve months from the balance sheet date.

r.	Treasury shares

Treasury shares are presented as a reduction of shareholders' equity, at their cost to the Company.

s.	Derivative financial instruments

The Company enters into forward exchange contracts to hedge existing non-Dollar assets and liabilities as well as certain anticipated transactions which are probable and are expected to be denominated in non-Dollar currencies.

All derivative instruments are recognized on the balance sheet at their fair value. On the date that the Company enters into a derivative contract it designates the derivative, for accounting purposes, as either a hedging instrument or a non-hedging instrument.

For derivative financial instruments that are designated and qualify as a cash flow hedge, the effective portions of changes in fair value of the spot component are recorded in other comprehensive income, as 'gains (losses) in respect of derivative instruments designated for cash flow hedge, net of related taxes' and are recognized in the statement of operations when the hedged item affects earnings. Ineffective portions of changes in the fair value of cash flow hedges, if any, and hedge components such as time value, excluded from assessment of effectiveness testing, are recognized immediately in the statement of operations among 'financial expenses—net'. Changes in the fair value of other derivatives not designated as hedging instruments are recognized in the statement of operations among 'financial expenses—net'.

Cash flows from derivatives that qualify as a cash flow hedge are recognized in the statement of cash flows in the same category as that of the hedged item. Cash flows from other economic derivatives remain part of cash flows from operating activities.

t.	Stock-based compensation

Equity awards granted to employees and directors are accounted for using the grant date fair value method. The fair value of share-based payment transactions is recognized as an expense over the requisite service period, net of estimated forfeitures. The Company estimates forfeitures based on historical experience and anticipated future conditions.

The Company elected to recognize compensation cost for awards that have a graded vesting schedule using the accelerated multiple-option approach.

Certain equity awards are contingent upon meeting specified performance goals. The fair value of these awards is estimated on the date of grant using the same option valuation model used by the Company for non-performance equity awards. When the Company assumes that performance goals will not be achieved, no compensation cost has been recorded with respect thereto. Upon reaching the point in time when the Company believes that the performance goals will be achieved, the Company will record a 'catch-up' of share based compensation expenses for all vesting periods completed through that date.

Equity awards granted to non-employees (namely, employees of Frontline and consultants) are re-measured at each reporting period at fair value until they have vested in full. The fair value of equity awards is charged to statement of operations over the service period.

Liability awards are measured at fair value and are re-measured at each reporting period until settled. The fair value of liability awards is charged to statement of operations over the service period.

u.	Comprehensive income (loss)

In addition to net income (loss), comprehensive income includes: (i) gains or losses in respect of derivative instruments designated as cash flow hedges net of tax; (ii) unrealized gains and losses arising from securities classified as available-for-sale (including other-than-temporary impairment not attributed to credit loss); and (iii) foreign currency translation adjustments.

v.	Earnings (loss) per share

Basic earnings (loss) per share are computed based on the weighted average number of shares outstanding during each year (net of treasury shares). In computing diluted earnings (loss) per share, the potential dilutive effect of outstanding equity awards is taken into account using the treasury stock method. Diluted earnings per share for 2011 and 2010 do not reflect 'out-of-the-money' options to purchase respective aggregate amounts of 2,861,827 and 1,782,069 Ordinary Shares, due to their anti-dilutive effect. In 2009, outstanding equity awards were not taken into account due to their anti-dilutive effect.

w.	Impact of recently issued accounting pronouncements

In September 2011, the FASB amended the guidance for goodwill impairment testing. According to this amendment, an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. The Company has not yet adopted this amendment.

In June 2011, the FASB amended its guidance on the presentation of comprehensive income. The amendment eliminates the alternative of presenting items of other comprehensive income in the statement of changes in equity and requires an entity to present the components of net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements. Adoption of this guidance will be effective as of January 1, 2012.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 changes certain fair value measurement principles and clarifies the application of existing fair value measurement guidance. These amendments include, among other matters, (1) the application of the highest and best use and valuation premise concepts, (2) measuring the fair value of an instrument classified in a reporting entity's shareholders' equity and (3) disclosing quantitative information about the unobservable inputs used within the Level 3 hierarchy. The amendments are effective for interim and annual periods beginning after December 15, 2011 on a prospective basis. The Company does not expect ASU 2011-04 to have a material effect on its consolidated financial statements.